Exhibit 99.1

Enhabit Reports Third Quarter Financial Results
Company to host a conference call tomorrow, Nov. 2, 2022 at 10 AM EDT
DALLAS, TX – Nov. 1, 2022 – Enhabit, Inc. (NYSE: EHAB), a leading home health and hospice care provider, today reported its results of operations for the third quarter ended September 30, 2022.
“We are making progress on our strategic initiatives,” Enhabit’s President and Chief Executive Officer, Barb Jacobsmeyer said. “During the quarter, labor constraints began to ease as our efforts around investment in our people began to take hold. We saw strong growth in Medicare Advantage admissions as we continued to expand in this growing part of our markets. The strategic and operational changes we are implementing in our hospice operations are having a positive impact as evidenced by our sequential growth in admissions and average daily census. We remain focused on the long-term growth of Enhabit.”

QUARTERLY PERFORMANCE - CONSOLIDATED
Consolidated third quarter 2022 results were impacted by the resumption of sequestration, continued shift to more non-episodic patients in home health, lower volumes in hospice, and higher cost of services related to labor, mileage reimbursement and fleet costs.

•Net service revenue of $265.7 million, declined 3.0% from Q3’21
•Net income of $8.6 million, declined 60.2% from Q3’21
•Adjusted EBITDA of $31.7 million, down 26.3% from Q3’21
•Earnings per diluted share of $0.17
•Adjusted earnings per diluted share of $0.19
RECENT COMPANY HIGHLIGHTS
•Home health continues to show strong growth in Medicare Advantage admissions, with non-episodic admissions up 31.5% year over year.
•Strategic changes are providing positive momentum in hospice with sequential admissions and average daily census growth during the third quarter.
•Agreed to terms with nine Medicare Advantage and commercial regional or multistate plans.
•Completed the acquisitions of Caring Hearts Hospice and Unity Hospice on October 1, 2022 and November 1, 2022, respectively, adding four locations in Texas and one in Arizona.

FINANCIAL RESULTS
Consolidated

	Q3				'22 vs. '21
($ in millions, except per share data)	2022		2021
Home health net service revenue	$216.3		$221.1		(2.2)%
Hospice net service revenue	49.4		52.8		(6.4)%
Total net service revenue	$265.7		$273.9		(3.0)%

	% of Revenue		% of Revenue
Cost of services	49.8%	$(132.3)	47.9%	$(131.2)	0.8%
Gross margin	50.2%	133.4	52.1%	142.7	(6.5)%
Administrative & general expenses	38.2%	(101.4)	36.3%	(99.4)	2.0%
Operating expenses	88.0%	$(233.7)	84.2%	$(230.6)	1.3%

Equity earnings / noncontrolling interests	0.3		0.3
Adjusted EBITDA	$31.7		$43.0		(26.3)%
Adjusted EBITDA margin		11.9%		15.7%
Adjusted EPS	$0.19		$0.50		(62.0)%
The resumption of sequestration, continued shift to more non-episodic patients in home health, and lower volumes in hospice combined to decrease consolidated revenue by $15 million year over year.
Adjusted EBITDA decreased year over year primarily due to the resumption of sequestration; continued shift to more non-episodic patients in home health; lower volumes in hospice; higher costs of services related to labor; incremental costs associated with being a stand-alone company; and fleet and mileage reimbursement.

SEGMENT RESULTS
Home health

	Q3		'22 vs. '21
($ in millions)	2022	2021
Net service revenue	$216.3	$221.1	(2.2)%
Cost of services	109.6	107.6	1.9%
Gross margin	49.3%	51.3%
Adjusted EBITDA	$44.6	$51.2	(12.9)%
% Adj. EBITDA margin	20.6%	23.2%
Operational metrics (Actual Amounts)
Starts of care
Episodic admissions	35,487	37,577	(5.6)%
Non-episodic admissions	14,252	10,835	31.5%
Total admissions	49,739	48,412	2.7%
Same-store total admissions growth			1.3%
Episodic recertifications	25,821	27,742	(6.9)%
Non-episodic recertifications	6,541	5,200	25.8%
Total recertifications	32,362	32,942	(1.8)%
Same-store total recertifications growth			(2.4)%
Total starts of care	82,101	81,354	0.9%
Completed episodes	60,396	66,065	(8.6)%
Revenue per episode	$3,009	$2,916	3.2%
Visits per episode	14.9	15.0	(0.7)%
Total visits	1,175,002	1,213,370	(3.2)%
Non-episodic visits	272,282	220,260	23.6%
Cost per visit	$92	$87	5.7%
The year-over-year decrease in revenue was due primarily to the resumption of sequestration and continued payor mix shift to more non-episodic patients. Revenue per episode increased year over year primarily due to an increase in Medicare reimbursement rates, the timing of completed episodes, and patient mix under the Patient Driven Groupings Model offset by the resumption of sequestration.
Adjusted EBITDA decreased year over year primarily due to lower revenue and higher cost of services related to labor, fleet, mileage reimbursement, and workers’ compensation costs.

Hospice

	Q3		'22 vs. '21
($ in millions)	2022	2021
Net service revenue	$49.4	$52.8	(6.4)%
Cost of services	22.7	23.6	(3.8)%
Gross margin	54.0%	55.3%
Adjusted EBITDA	$9.3	$13.1	(29.0)%
% Adj. EBITDA margin	18.8%	24.8%
Operational metrics (Actual Amounts)
Total admissions	2,982	3,262	(8.6)%
Same-store total admissions growth			(11.3)%
Patient days	320,732	352,691	(9.1)%
Discharged average length of stay	103	106	(2.8)%
Average daily census	3,486	3,834	(9.1)%
Revenue per day	$154	$150	2.7%
Cost per day	$71	$67	6.0%
The year-over-year decrease in revenue primarily was due to the decrease in average daily census and resumption of sequestration. Admissions increased sequentially from the second quarter of 2022 primarily due to improvements in staffing capacity and an increase in referral sources.
Adjusted EBITDA decreased year over year primarily due to lower revenue and higher cost of services related to labor (including increased use of contract labor), fleet, and mileage reimbursement.
GUIDANCE
The Company updated its full-year 2022 guidance as follows:

Full-year 2022	Revised Guidance	Prior Guidance
Net Service Revenue	between $1,070 and $1,080 million	between $1,075 and $1,110 million
Adjusted EBITDA	between $150 and $155 million	between $155 and $170 million
Adjusted EPS	between $1.37 and $1.50	between $1.47 and $1.75
For additional considerations regarding the Company’s 2022 guidance ranges, see the supplemental information posted on the Company’s website at http://investors.ehab.com. See also “Other Information” below for an explanation of why the Company does not provide guidance for comparable GAAP measures for Adjusted EBITDA and Adjusted EPS.
CONFERENCE CALL INFORMATION
The Company will host an investor conference call at 10 AM Eastern Time on Nov. 2, 2022 to discuss its results for the third quarter of 2022. To access the live call by phone, dial toll-free (888) 660-6150 or international (929) 203-0843; the conference ID is 5248158. A simultaneous webcast of the call, along with supplemental information, may be accessed by visiting http://investors.ehab.com. Following the call, a replay will be available at the same location.

ABOUT ENHABIT HOME HEALTH & HOSPICE
Enhabit Home Health & Hospice is a leading national home health and hospice provider working to expand what’s possible for patient care in the home. Enhabit’s team of clinicians supports patients and their families where they are most comfortable, with a nationwide footprint spanning 250 home health locations and 100 hospice locations across 34 states. Enhabit leverages advanced technology and compassionate teams to deliver extraordinary patient care. For more information, visit ehab.com.
OTHER INFORMATION
Note regarding presentation of non-GAAP financial measures
The financial data contained in the press release and supplemental information includes non-GAAP financial measures as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted EPS, and adjusted free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are presented on the attached schedules.

However, the Company is unable to reconcile, without unreasonable effort, its guidance of Adjusted EBITDA and adjusted EPS to their corresponding GAAP measures due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Such items include, but are not limited to, gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); and items related to corporate and facility restructurings. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Note regarding presentation of same-store comparisons
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit, Inc. and Subsidiaries
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(In Millions, Except Per Share Data)
Net service revenue	$265.7	$273.9	$808.0	$830.5
Cost of service (excluding depreciation and amortization)	132.3	131.2	392.3	385.4
Gross margin	133.4	142.7	415.7	445.1
General and administrative expenses	107.5	104.2	310.4	309.8
Depreciation and amortization	8.0	9.4	24.7	27.9
Operating income	17.9	29.1	80.6	107.4
Interest expense and amortization of debt discounts and fees	6.2	0.1	6.3	0.2
Equity in net income of nonconsolidated affiliates	—	(0.1)	—	(0.5)
Other income	—	—	—	(1.6)
Income before income taxes and noncontrolling interests	11.7	29.1	74.3	109.3
Income tax expense	2.8	7.1	17.9	26.2
Net income	8.9	22.0	56.4	83.1
Less: Net income attributable to noncontrolling interests	0.3	0.4	1.6	1.3
Net income attributable to Enhabit, Inc.	$8.6	$21.6	$54.8	$81.8

Weighted average common shares outstanding:
Basic	49.6	49.6	49.6	49.6
Diluted	49.7	49.6	49.7	49.6

Earnings per common share:
Basic earnings per share attributable to Enhabit, Inc. common stockholders	$0.17	$0.44	$1.10	$1.65
Diluted earnings per share attributable to Enhabit, Inc. common stockholders	$0.17	$0.44	$1.10	$1.65

Enhabit, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2022	December 31, 2021
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$44.1	$5.4
Restricted cash	3.8	2.6
Accounts receivable	148.8	164.5
Income tax receivable	7.9	—
Insurance settlement receivable	8.0	—
Prepaid insurance	3.8	2.5
Prepaid software and subscriptions	4.8	1.2
Prepaid expense and other current assets	4.5	2.6
Total current assets	225.7	178.8
Property and equipment, net	21.2	20.4
Operating lease right-of-use assets	41.6	48.4
Goodwill	1,217.7	1,189.0
Intangible assets, net	105.6	259.1
Other long-term assets	11.1	24.3
Total assets	$1,622.9	$1,720.0
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$23.4	$5.0
Current operating lease liabilities	13.9	14.9
Accounts payable	3.4	3.5
Accrued payroll	63.2	66.4
Refunds due patients and other third-party payors	11.7	12.2
Income tax payable	—	4.2
Insurance settlement payable	8.0	—
Accrued medical insurance	5.7	8.3
Accrued hospice expenses	5.3	4.2
Accrued other expenses	3.4	2.7
Other current liabilities	12.3	15.1
Total current liabilities	150.3	136.5
Long-term debt, net of current portion	545.2	3.5
Long-term operating lease liabilities	27.8	33.5
Deferred income tax liabilities	30.6	63.2
	753.9	236.7
Commitments and contingencies
Redeemable noncontrolling interests	5.2	5.0
Stockholders’ equity:
Enhabit, Inc. stockholders’ equity:	835.4	1,470.0
Noncontrolling interests	28.4	8.3
Total stockholders’ equity	863.8	1,478.3
Total liabilities and stockholders’ equity	$1,622.9	$1,720.0

Enhabit, Inc. and Subsidiaries
Condensed Consolidated Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
	(In Millions)
Cash flows from operating activities:
Net income	$56.4	$83.1
Adjustments to reconcile net income to net cash provided by operating activities—
Depreciation and amortization	24.7	27.9
Amortization of debt related costs	0.3	—
Equity in net income of nonconsolidated affiliates	—	(0.5)
Distributions from nonconsolidated affiliates	—	0.2
Stock-based compensation	7.1	2.1
Deferred tax (benefit) expense	(2.5)	0.8
Other, net	—	(2.3)
Changes in assets and liabilities, net of acquisitions—
Accounts receivable	16.4	(25.7)
Prepaid expenses and other assets	(22.5)	(0.2)
Accounts payable	(0.2)	(0.9)
Accrued payroll	(3.3)	14.0
Other liabilities	(0.4)	1.7
Net cash provided by operating activities	76.0	100.2
Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	—	(97.7)
Purchases of property and equipment	(5.3)	(3.9)
Additions to capitalized software costs	(0.5)	(1.0)
Other, net	1.7	2.9
Net cash used in investing activities	(4.1)	(99.7)
Cash flows from financing activities:
Principal borrowings on term loan	400.0	—
Principal payments on debt	(5.4)	—
Borrowings on revolving credit facility	170.0	—
Principal payments under finance lease obligations	(3.6)	(5.6)
Debt issuance costs	(4.4)	—
Distributions paid to noncontrolling interests of consolidated affiliates	(0.9)	(1.6)
Contributions from Encompass	59.8	91.8
Distributions to Encompass	(654.9)	(93.7)
Contributions from noncontrolling interests of consolidated affiliates	7.4	—
Net cash used in financing activities	(32.0)	(9.1)
Increase (decrease) in cash, cash equivalents, and restricted cash	39.9	(8.6)
Cash, cash equivalents, and restricted cash at beginning of year	8.0	40.0
Cash, cash equivalents, and restricted cash at end of year	$47.9	$31.4

Enhabit, Inc. and Subsidiaries
Supplemental Information
Adjusted Earnings Per Share

	Q3		9 Months
	2022	2021	2022	2021
Earnings per share, as reported	$0.17	$0.44	$1.10	$1.65
Adjustments, net of tax:
Transaction costs	0.02	0.06	0.11	0.13
Adjusted earnings per share*	$0.19	$0.50	$1.21	$1.78
*    Adjusted EPS may not sum due to rounding.

Enhabit, Inc. and Subsidiaries
Supplemental Information
Adjusted Earnings Per Share

	Q3 QTD
	2022
		Adjustments
	As Reported	Transaction Costs	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$31.7	$—	$31.7
Depreciation and amortization	(8.0)	—	(8.0)
Interest expense and amortization of debt discounts and fees	(6.2)	—	(6.2)
Gain on disposal or impairment of assets	(0.7)	—	(0.7)
Stock-based compensation	(4.5)	—	(4.5)
Transaction costs	(0.9)	0.9	—
Income before income tax expense	11.4	0.9	12.3
Provision for income tax expense	(2.8)	(0.1)	(2.9)
Net income attributable to Enhabit	$8.6	$0.8	$9.4
Diluted earnings per share**	$0.17	$0.02	$0.19
Diluted shares used in calculation	49.7
*    Reconciliation to GAAP provided on page 14
**    Adjusted EPS may not sum due to rounding.

Enhabit, Inc. and Subsidiaries
Supplemental Information
Adjusted Earnings Per Share

	Q3 QTD
	2021
		Adjustments
	As Reported	Transaction Costs	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$43.0	$—	$43.0
Depreciation and amortization	(9.4)	—	(9.4)
Interest expense and amortization of debt discounts and fees	(0.1)	—	(0.1)
Gain on disposal or impairment of assets	0.1	—	0.1
Stock-based compensation	(0.3)	—	(0.3)
Stock-based compensation included in overhead allocation	(0.5)	—	(0.5)
Transaction costs	(4.1)	4.1	—
Income before income tax expense	28.7	4.1	32.8
Provision for income tax expense	(7.1)	(1.0)	(8.1)
Net income attributable to Enhabit	$21.6	$3.1	$24.7
Diluted earnings per share**	$0.44	$0.06	$0.50
Diluted shares used in calculation	49.6
*    Reconciliation to GAAP provided on page 14
**    Adjusted EPS may not sum due to rounding.

Enhabit, Inc. and Subsidiaries
Supplemental Information
Adjusted Earnings Per Share

	Q3 YTD
	2022
		Adjustments
	As Reported	Transaction Costs	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$119.0	$—	$119.0
Depreciation and amortization	(24.7)	—	(24.7)
Interest expense and amortization of debt discounts and fees	(6.3)	—	(6.3)
Gain on disposal or impairment of assets	(0.1)	—	(0.1)
Stock-based compensation	(7.1)	—	(7.1)
Stock-based compensation included in overhead allocation	(1.1)	—	(1.1)
Transaction costs	(7.0)	7.0	—
Income before income tax expense	72.7	7.0	79.7
Provision for income tax expense	(17.9)	(1.6)	(19.5)
Net income attributable to Enhabit	$54.8	$5.4	$60.2
Diluted earnings per share**	$1.10	$0.11	$1.21
Diluted shares used in calculation	49.7
*    Reconciliation to GAAP provided on page 14
**    Adjusted EPS may not sum due to rounding.

Enhabit, Inc. and Subsidiaries
Supplemental Information
Adjusted Earnings Per Share

	Q3 YTD
	2021
		Adjustments
	As Reported	Income Tax Adjustments	Transaction Costs	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$148.2	$—	$—	$148.2
Depreciation and amortization	(27.9)	—	—	(27.9)
Interest expense and amortization of debt discounts and fees	(0.2)	—	—	(0.2)
Loss on disposal or impairment of assets	0.4	—	—	0.4
Stock-based compensation	(2.1)	—	—	(2.1)
Stock-based compensation included in overhead allocation	(1.6)	—	—	(1.6)
Transaction costs	(8.8)	—	8.8	—
Income before income tax expense	108.0	—	8.8	116.8
Provision for income tax expense	(26.2)	(0.3)	(2.2)	(28.7)
Net income attributable to Enhabit	$81.8	$(0.3)	$6.6	$88.1
Diluted earnings per share**	$1.65	$—	$0.13	$1.78
Diluted shares used in calculation	49.6
*    Reconciliation to GAAP provided on page 14
**    Adjusted EPS may not sum due to rounding.

Enhabit, Inc. and Subsidiaries
Supplemental Information
Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(In Millions)
Net Income	$8.9	$22.0	$56.4	$83.1
Income tax expense	2.8	7.1	17.9	26.2
Interest expense and amortization of debt discounts and fees	6.2	0.1	6.3	0.2
Depreciation and amortization	8.0	9.4	24.7	27.9
Loss (gain) on disposal or impairment of assets	0.7	(0.1)	0.1	(0.4)
Stock-based compensation	4.5	0.3	7.1	2.1
Stock-based compensation included in overhead allocation	—	0.5	1.1	1.6
Net income attributable to noncontrolling interests	(0.3)	(0.4)	(1.6)	(1.3)
Transaction costs	0.9	4.1	7.0	8.8
Adjusted EBITDA	$31.7	$43.0	$119.0	$148.2

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(In Millions)
Net cash provided by operating activities	$1.0	$6.6	$76.0	$100.2
Interest expense and amortization of debt discounts and fees	6.2	0.1	6.3	0.2
Equity in net income of nonconsolidated affiliates	—	0.1	—	0.5
Net income attributable to noncontrolling interests in continuing operations	(0.3)	(0.4)	(1.6)	(1.3)
Distributions from nonconsolidated affiliates	—	—	—	(0.2)
Current portion of income tax expense	3.9	7.2	20.4	25.4
Change in assets and liabilities	20.3	24.7	10.0	11.1
Transaction costs	0.9	4.1	7.0	8.8
Stock-based compensation included in overhead allocation	—	0.5	1.1	1.6
Other	(0.3)	0.1	(0.2)	1.9
Adjusted EBITDA	$31.7	$43.0	$119.0	$148.2

Enhabit, Inc. and Subsidiaries
Supplemental Information
Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Q3		9 Months
($ in millions)	2022	2021	2022	2021
Net cash provided by operating activities	$1.0	$6.6	$76.0	$100.2
Capital expenditures for maintenance	(0.5)	(1.9)	(3.1)	(4.9)
Distributions paid to noncontrolling interests of consolidated affiliates	(0.2)	(0.3)	(0.9)	(1.6)

Items non-indicative of ongoing operating performance:
Stock-based compensation included in overhead allocation	—	0.5	1.1	1.6
Transaction costs and related assumed liabilities	1.8	2.3	7.0	5.4
Adjusted free cash flow	$2.1	$7.2	$80.1	$100.7

FORWARD-LOOKING STATEMENTS
Statements contained in this press release which are not historical facts, such as those relating to future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All such estimates, projections, and forward-looking information speak only as of the date hereof, and Enhabit undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by Enhabit include, but are not limited to, our ability to execute on our strategic plans, regulatory and other developments impacting the markets for our services, changes in reimbursement rates, general economic conditions, our ability to attract and retain key management personnel and healthcare professionals, potential disruptions or breaches of our or our vendors’ information systems, the outcome of litigation, our ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures, and our ability to control costs, particularly labor and employee benefit costs. Our Form 10 Registration Statement dated June 14, 2022 and subsequent quarterly reports on Form 10-Q, each of which can be found on the Company’s website at http://investors.ehab.com and the SEC’s website at www.sec.gov, discuss other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this press release. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this press release.

Investor Relations Contact
Jennifer Hills
Jennifer.Hills@ehab.com
469-860-6061

Media Contact
Erin Volbeda
media@ehab.com
972-338-5141